UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   August 1, 2003

                  UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.
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Florida                      000-50022                   01-0626963
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State or other jurisdiction   Commission File IRS Employer Identification
 of incorporation)                Number                No.


3801 N. University Drive, Suite 317
Sunrise, Florida                              33351
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(Address of principal                        (Zip/Postal Code)
  executive offices

Registrant's telephone number:     954-748-3322


              80 S.W. 8th Street, Suite 2000, Miami, Florida 33130
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          (Former name or former address, if changed since last report)


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Item 5:  Other Events and Regulation FD Disclosure


     On August 1, 2003 the Company relocated its head office at 3801 N. University Drive Suite 317, Sunrise, Florida 33351. The Company telephone number has been changed to 954-748-3322 and the facsimile number is now 954-748-3366.



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                                    SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

Date:    September 8, 2003                By:   /s/ K.Hankin
                                        ----------------------
                                         Kenneth Hankin, President